                                                                    Exhibit 3.49

                             STATE OF NEW HAMPSHIRE

                          OFFICE OF SECRETARY OF STATE

                                     [SEAL]

I, ROBERT P. AMBROSE, DEPUTY SECRETARY OF STATE OF THE STATE OF NEW HAMPSHIRE, DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE COPY OF ARTICLES OF INCORPORATION OF FOREST ACQUISITIONS, INC. AS FILED ON DECEMBER 28, 1994 IN THIS OFFICE AND HELD IN THE CUSTODY OF THE SECRETARY OF STATE.


[SEAL]

                                   In Testimony Whereof, I HERETO SET MY HAND
                                   AND CAUSE TO BE AFFIXED THE SEAL OF THE
                                   STATE, AT CONCORD, THIS 23RD DAY OF JULY A.D. 2002


                                          /s/ Robert P. Ambrose
                                   ---------------------------------
                                       DEPUTY SECRETARY OF STATE

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                             STATE OF NEW HAMPSHIRE

Fee for Form 11-A:   $ 50.00                                       Form No. 11
Filing fee:          $ 35.00                                    RSA 293-A:2.02
+ License fee:       $ _____ (See Section 1.31)                      FILED
Total fees           $                                            DEC 28 1994
Use black print or type.                                       WILLIAM M GARDNER
Leave 1" margins both sides.                                     NEW HAMPSHIRE
                                                              SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION UNDER THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

     FIRST: The name of the corporation is Forest Acquisitions, Inc. (Note 1)

     SECOND: The number of shares the corporation is authorized to issue: 300

     THIRD: The street address of the initial registered office of the corporation is 501 South Street, Concord, NH 03304 and the name of its initial registered agent at that office is Paul A. Savage

     FOURTH: The capital stock will be sold or offered for sale within the meaning of RSA 421-B. (New Hampshire Securities Act) (Note 2)

     FIFTH: The corporation is empowered to transact any and all lawful business for which corporation may be incorporated under RSA 293-A and the PRINCIPAL purpose or purposes for which the corporation is organized are: (Note 4)


         [if more space is needed, attach additional sheet(s)] (Note 3)

                                   page 1 of 2
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ARTICLES OF INCORPORATION                                            Form No. 11
OF Forest Acquisitions, Inc.                                             (cont.)


     SIXTH: The name and address of each incorporator is:

           Name                                 Address
           ----                                 -------
     Paul A. Savage                        501 South Street
     -------------------------           ----------------------------------
                                           Concord, NH 03304
                                         ----------------------------------

     -------------------------           ----------------------------------

                                         ----------------------------------

     -------------------------           ----------------------------------

                                         ----------------------------------


Dated  December 27, 1994
      ------------------

                                         /s/ Paul A. Savage
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                                    Incorporator(s)


Mail fees: ORIGINAL, ONE EXACT OR CONFORMED COPY AND FORM 11-A (NOTE 2) to:
Secretary of State, State House, Room 204, 107 North Main Street, Concord, NH 03301-4989

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